UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 9, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-05663	CLECO POWER LLC (a Louisiana limited liability company) 2030 Donahue Ferry Road Pineville, Louisiana 71360-5226 (318) 484-7400	72-0244480
333-264319	CLECO SECURITIZATION I LLC (a Louisiana limited liability company) 505 Cleco Drive, Office Number 16 Pineville, Louisiana 71360 (318) 484-4183	87-4333832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On June 9, 2022, Cleco Power LLC (“Cleco Power”) and Cleco Securitization I LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc., as underwriters, with respect to the purchase and sale of $425,000,000 aggregate principal amount of the Issuing Entity’s Series 2022-A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”) to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of June 22, 2022. The Underwriting Agreement is annexed as Exhibit 1.1 to this Current Report on Form 8-K, and a form of the Indenture (including the form of the Storm Recovery Bonds and the Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form 8-K. The Storm Recovery Bonds were offered pursuant to the prospectus dated June 9, 2022.  In connection with the issuance of the Storm Recovery Bonds, Cleco Power and the Issuing Entity also expect to enter into a Storm Recovery Property Servicing Agreement, a Storm Recovery Property Sale Agreement, and an Administration Agreement, each to be dated as of June 22, 2022, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on 8-K.

Additionally, the Issuing Entity also expects to adopt Amended and Restated Articles of Organization and enter into an Amended and Restated Limited Liability Company Operating Agreement, each to be dated as of June 20, 2022, which are annexed as Exhibits 3.2 and 3.4 hereto, respectively, prior to the issuance and sale of the Storm Recovery Bonds.

Item 9.01   Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among Cleco Securitization I LLC, Cleco Power LLC, J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc., as underwriters, dated June 9, 2022.
3.2	Amended and Restated Articles of Organization of Cleco Securitization I LLC, to be dated as of June 20, 2022.
3.4	Amended and Restated Limited Liability Company Operating Agreement of Cleco Securitization I LLC, to be dated as of June 20, 2022.
4.1
Indenture between Cleco Securitization I LLC and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Storm Recovery Bonds and the Series Supplement), to be dated as of June 22, 2022.

10.1	Storm Recovery Property Servicing Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Servicer, to be dated as of June 22, 2022.
10.2	Storm Recovery Property Sale Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Seller, to be dated as of June 22, 2022.
10.3	Administration Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Administrator, to be dated as of June 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: June 13, 2022
Cleco Power LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Cleco Securitization I LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Manager